                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: January 26, 2001
                       (Date of earliest event reported)

   FIRST HORIZON ASSET SECURITIES INC. (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2001, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2001-1, Mortgage Pass-Through
                         Certificates, Series 2001-1).

                      FIRST HORIZON ASSET SECURITIES INC.
            (Exact name of Registrant as specified in its charter)


       Delaware                    333-47798                     75-2808384
(State of Incorporation)    (Commission File No.)             (I.R.S. Employer
                                                             Identification No.)



           4000 Horizon Way                                      (Zip Code)
            Irving, Texas                                          75063
(Address of Principal executive offices)



       Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.   Other Events.
          ------------

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-47798) filed with the Securities and Exchange Commission (the "Commission") on October 12, 2000, as amended by Amendment No. 1 thereto filed with the Commission on December 22, 2000, and as further amended by Amendment No. 2 thereto filed with the Commission on January 5, 2001, (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $1,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2001-1 (the "Offered Securities").

     On January 30, 2001, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in a pool of conventional, fixed and adjustable rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans"). The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of January 1, 2001 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, First Horizon Home Loan Corporation ("FHHLC"), as Seller and Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 10.1.
                                                     ------------

     The Offered Securities, having an aggregate principal balance of approximately $206,194,100, have been sold by the Registrant to Bear, Stearns & Co. Inc. ("Bear Stearns") pursuant to an Underwriting Agreement dated as of January 24, 2001 (the "Underwriting Agreement"), as supplemented by a Terms Agreement dated as of January 24, 2001, each among Bear Stearns, the Registrant and FHHLC. A copy of the Underwriting Agreement is filed herewith as
Exhibit 1.1.
-----------


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

               1.1 Underwriting Agreement dated as of January 24, 2001, by and among Bear Stearns, the Registrant and FHHLC

               10.1 Pooling and Servicing Agreement dated as of January 1, 2001 by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, and The Bank of New York, as Trustee

                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST HORIZON ASSET SECURITIES INC.



                            By:  /s/ Wade Walker
                               -------------------------------------------
                                   Wade Walker
                                   Senior Vice President - Asset Securitization

Dated January 30, 2001

                               INDEX TO EXHIBITS


     Exhibit No.
     -----------

     1.1 Underwriting Agreement dated as of January 24, 2001, by and among Bear Stearns, the Registrant and FHHLC

     10.1 Pooling and Servicing Agreement dated as of January 1, 2001 by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, and The Bank of New York, as Trustee